Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2013

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	574

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	392


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0610

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.1300


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9373

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		256
		Class C		3364
		Class Y		3052


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	33.20

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	28.22
		Class C	$	29.74
		Class Y	$	34.17


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	619

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	1
		Class Y	$	297


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0458

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0001
		Class Y	$	0.0654


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		10762

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		632
		Class C		2579
		Class Y		4651


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.42

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.39
		Class C	$	5.42
		Class Y	$	5.46


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	90

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	5
		Class C	$	4
		Class Y	$	1


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0004

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0004
		Class C	$	0.0004
		Class Y	$	0.0004


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		314467

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		8572
		Class C		7827
		Class Y		3540


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2561

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	356


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1870

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.2580


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		13737

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		175
		Class C		2065
		Class Y		1474


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	39.20

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	32.82
		Class C	$	33.97
		Class Y	$	40.18


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	3201

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	31
		Class C	$	295
		Class Y	$	286


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.4000

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.1080
		Class C	$	0.1500
		Class Y	$	0.4550


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6133

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		232
		Class C		1863
		Class Y		596


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	34.53

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	34.15
		Class C	$	34.69
		Class Y	$	34.68


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2349

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	5
		Class C	$	92
		Class Y	$	314


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3600

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0380
		Class C	$	0.1000
		Class Y	$	0.4320


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6074

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		108
		Class C		853
		Class Y		676


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	28.41

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	28.04
		Class C	$	28.41
		Class Y	$	28.78